Exhibit 99.2

Natera, Inc. Q2 2018 Earnings Call August 8, 2018

Safe harbor This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the market opportunity, products, commercial partners, user experience, clinical trials, financial performance, strategies, anticipated future performance and general business conditions of Natera, Inc. (“Natera”, the “Company”, “we” or “us”), are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving the financial guidance provided; we may be unable to further increase the use and adoption of Panorama, through our direct sales efforts or through our laboratory partners, or to develop and successfully commercialize new products, including our cancer products; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate significantly; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates; we may be unable to compete successfully with either existing or future prenatal testing or oncology diagnostic products or other test methods; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies may not support the use of our tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if our sole CLIA-certified laboratory facility becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; our cord blood and tissue banking activities are subject to regulations that may impose significant costs and restrictions on us; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand third-party payer coverage and reimbursement for Panorama and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; we could be subject to third party claims of intellectual property infringement, which could result in litigation or other proceedings and could limit our ability to commercialize our products or services; and any failure to obtain, maintain, and enforce our intellectual property rights could impair our ability to protect our proprietary technology and our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-Q for the quarter ended June 30, 2018. Further information on potential risks that could affect actual results will be included in other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us can be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 or on the Internet at http://www.sec.gov. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our common stock is listed on the NASDAQ Global Select Market, and these reports, proxy statements and other information are also available for inspection at the offices of the NASDAQ Stock Market, Inc. located at 1735 K Street, NW, Washington, D.C. 20006. We will provide without charge upon written or oral request a copy of any or all of the documents that are incorporated by reference into this prospectus, other than exhibits which are specifically incorporated by reference into such documents. Requests should be directed to our Investor Relations department at Natera, Inc., 201 Industrial Road, Suite 410, San Carlos, California 94070. Our telephone number is (650) 249-9090. Not for further reproduction or use 2

Recent highlights pregnancies 3 •20 pilot studies signed with leading pharmaceutical companies for SignateraTM (RUO) – Dr. Roy Baynes joins Natera Board of Directors –Announced successful breast cancer recurrence trial with University of Leicester & Imperial College London Not for further reproduction or use • Published clinical validation of of new fetal fraction-based risk biomarker for – Extends leadership position in NIPT by identifying aneuploidies and adverse outcomes that other tests do not • Successful completion of $97.3M follow-on equity offering • Announced development of powerful kidney transplant rejection marker – Study with UCSF demonstrated superior performance of mmPCR technology for detecting acute rejection in kidney transplant patients • Total revenues of $63.1M in Q2 2018, up 21% from Q2 2017 • Processed 162,807 tests in Q2 2018, 29% growth vs. Q2 2017 – Panorama®: approximately 113,300 tests processed, 27% growth YoY – HorizonTM: approximately 41,800 tests accessioned, 36% growth YoY

Driving growth in core products Processed Units Accessioned Units Not for further reproduction or use 4 41,53541,755 Q2 2017Q3 2017Q4 2017Q1 2018Q2 2018 34,442 32,758 30,705 114,672113,318 Q2 2017Q3 2017Q4 2017Q1 2018Q2 2018 97,000 89,35191,247

2018 growth = 2 x 2017 growth Total Processed Units Total Processed Units: % growth over prior year Not for further reproduction or use 5 350,000 327,162 300,000 250,000 200,000 150,000 100,000 50,000 - 1H 201 6 1H 201 7 1H 201 8 35% 15% 1Q172Q173Q174Q171Q182Q18 17%17% 29% 11% 32% 247,066 14% 216,647

2018 growth forecasted to remain strong through the rest of the year Not for further reproduction or use 6 25% - 35% 15%515,220Forecast FY 2016FY 2017FY 2018 447,665 Actual YTD

ACOG Removed Guideline which Limited NIPT 7

NEJM article reviewing NIPT 8 “…in the general obstetrical population… the false positive rates associated with cfDNA screening were less than one tenth as high as that with multiple-marker screening, and positive predictive values were significantly higher.” “In less than a decade, prenatal cfDNA testing has gone from small, proof-of-principle studies to a global transformation of prenatal care.” “… it is prudent to assess the fetal fraction in a sample … Not all laboratories, however, routinely measure or report the fetal fraction.”

Discovery of new FFBR biomarker for pregnancies Extends leadership position in NIPT by identifying aneuploidies and adverse outcomes that other tests do not • First key application leveraging data on > 1M samples for biomarker research • Leverages patented technology for precise fetal fraction estimation with algorithm incorporating maternal weight and gestational age • Application to adverse outcomes will be further evaluated in the 20k patient SMART trial • 9

Commercialization plan for transplant assay ~20,000 transplants annually • Natera scale and experience with NGS testing provides COGS advantage • History of winning as fast follower with technical superiority • • Robust user experience Access to technology via Constellation™ platform U.S. Kidney Transplants Not for further reproduction or use 10 80% of transplants in the top 100 centers

Levels of donor DNA significantly higher in patients suffering acute rejection

Sensitivity: 92.3%

Specificity: 72.9%

Area Under Curve (AUC): 0.90



Significance level p<0.0001
10.0
1.0
0.1
dd-cfDNA (%)
2.8%
0.5%
Positive
1% threshold
Negative
Non-AR
(n=240)
Acute Rejection
(n=52)

> 95% of positive results had clinically meaningful findings natera Conceive. Deliver.

Boxes indicate inter-quartile range, horizonal lines represent medians.*Non-AR includes Stable, Borderline Rejection, and Other Injury

Not for further reproduction or use

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Transplant reimbursement pathway • Submit analytical validation Submit clinical validation Complete CLIA validation Pre-submission meeting • • • • Obtain Z-code Analytical validation accepted Clinical validation accepted Formal LCD submission • • • • Draft Local Coverage Decision release Establish coding and pricing Final LCD published • • Not for further reproduction or use 12 2019 2018 / 2019 Current Activities

Multiple avenues to stable reimbursement Not for further reproduction or use 13 Option 2: PLA code –Pricing established on clinical lab fee schedule, e.g. cross walk process –If off cycle, pricing established by MolDX –Repriced through PAMA Option 1: Miscellaneous code with z-code modifier –Pricing established by MolDX

Signatera™(RUO) highly consistent across tumor types (n=39) (n=45) (n=10) (n=14) 4 (n=9) HR 19.8 p < 0.005 HR 34.5 p < 0.001 HR 31.8 p < 0.0001 4 (n=13) 4 1RFS post treatment. Abbosh C, et al. Nature. 2017 Apr 26;545(7655):446-451; 2RFS post cystectomy. Birkenkamp-Demtroeder K, et al. AACR; 2018. Abstract nr 3653.; 3RFS post ACT treatment. Andersen C, et al. AACR; 2018 Abstract nr 1590. 4Positive at any time point at or before clinical relapse Not for further reproduction or use 14 % Relapse-free survival • Avg lead time 7 mos • PPV 100% relapse < 15 mos • Avg lead time 4 mos • PPV 100% relapse < 9 mos • Avg lead time 4 mos • PPV 100% relapse < 12 mos Colon3 Bladder2 Lung1 Positive result after treatment has always led to relapse

Similar results in breast cancer post-treatment setting Study completed - two additional trials ongoing Therapy response Therapy response AND recurrence Early detection of recurrence Months 36 42 48 54 60 Tumor production or use 15 Adjuvant Longitudinal Plasma Samples Scan Scan Scan Subtype Patients ER/PR+/HER2-34 HER2+ 8 TNBC 7 Total Not for further re 49

Continued uptake of SignateraTM (RUO) • 20 signed pilot studies with oncology companies leading pharma and immuno-• Study indications include: lung, colorectal, breast, prostate, non-hodgkins lymphoma, GI tumors, multiple myeloma, pan-cancer • On track for CLIA launch early 2019 Not for further reproduction or use 16

Average selling prices Total revenues / tests reported* stable as expected Pricing drivers going forward *Q1 2018 pricing excludes one-time revenue recognition of $5.5M from Qiagen partnership Not for further reproduction or use 17 $432 Q1 2018Q2 2018 $411 • Multi-year, fixed price payer contracts • Increasing average risk NIPT coverage • Increasing coverage for microdeletions • Broader Medicaid coverage

Blended COGS targets driving strong returns Blended COGS Trajectory $388 $400 $300 Not for further reproduction or use 18 ~68% ROIC on all R&D spend since Q1 2015 $450 $350 $250 $200 $150 $100 $50 $0 Q1 2015Q4 2017Q2 2018Funded p rojects $283$270 ~ $200 $118 savings per unit X 610,000 tests / year = $72M annual savings

Q2 2018 financial overview Growth in Panorama and Horizon volumes is primary driver of change vs Q2 2017 ($ in millions, except for per share data) 1. Gross margin is calculated as gross profit divided by GAAP total revenues. Gross profit is calculated as GAAP total revenues less GAAP cost of revenues. 2. Cash and investments include short-term and long-term restricted cash, and $97.3 million net proceeds from Natera’s July 2018 equity offering on a pro forma basis. Not for further reproduction or use 19 Balance SheetJun 30, 2018Mar 31, 2018Change Cash & Investments 2 $ 186.5$ 119.7$66.8 UBS Line of Credit$ 50.1$ 50.1$ --OrbiMed Debt Facility$ 73.2$ 73.1$ 0.1 P&LQ2’18Q2’17Change Horizon Revenue$ 21.4$ 16.5$ 4.9 Panorama Revenue$ 35.7$ 31.5$ 4.2 Total Revenue$ 63.1$ 52.3$ 10.8 Gross Margin% 1 35%34%100 bps R&D$ 11.9$ 11.8$ 0.1 SG&A$ 37.4$ 34.3$ 3.1 Net Loss Per Diluted Share$(0.62)$(0.55)$(0.07)

2018 guidance unchanged Not for further reproduction or use 20 ($ in millions) Revenue$250 - $275 Gross Margin % revenue35% - 40% SG&A$140 - $150 R&D$50 - $55 Cash Burn$40 - $60

natera® Conceive. Deliver.